UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 6, 2003 (November 6, 2003)

AMERICAN TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24248 (Commission File Number)	87-0361799 (IRS Employer Identification No.)

13114 Evening Creek Drive South, San Diego, California (Address of Principal Executive Offices)	92128 (Zip Code)

(858) 679-2114

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Regulation FD Disclosure

On November 6, 2003, American Technology Corporation (the “Company”) issued a press release announcing personnel changes. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired. None

(b)	Pro Forma Financial Information. None

(c)	Exhibits.

99.1	Press Release dated November 6, 2003 concerning personnel changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TECHNOLOGY CORPORATION

Date:	November 6, 2003	By:	/s/ ELWOOD G. NORRIS

Elwood G. Norris Chairman of the Board